BLACKROCK FUNDS III
BlackRock LifePath® Retirement Fund

(the “Fund”)

Supplement dated June 1, 2015 to the Statement of Additional Information of the Fund, dated April 30, 2015

Effective immediately, the Fund’s administrator, BlackRock Advisors, LLC (“BAL”), has voluntarily agreed to waive a portion of its administration fee with respect to the Fund’s Investor A, Investor C, Institutional and Class R Shares. Accordingly, the Fund’s statement of additional information is amended as follows:

The section entitled “Management and Advisory Arrangements — Administration Arrangements” is hereby amended to add the following:

BAL has voluntarily agreed to waive 0.10% of the administration fee payable with respect to the Investor A, Investor C, Institutional and Class R Shares of BlackRock LifePath® Retirement Fund. This voluntary waiver may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

SAI-LP-0615SUP